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                                                                    EXHIBIT 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of March 16, 2005, between INSITUFORM TECHNOLOGIES, INC., a Delaware corporation ("Borrower"), and BANK OF AMERICA, N.A., a national banking association ("Lender").

      WHEREAS, the Borrower and the Lender are parties to that certain Amended and Restated Credit Agreement dated as of March 12, 2004 (the "Original Credit Agreement")(the Original Credit Agreement, as amended by this Amendment is referred to herein as the "Credit Agreement");

      WHEREAS, the Borrower has requested that the Lender waive compliance with certain provisions of the Original Credit Agreement, consent to certain amendments to the Note Purchase Agreement-1997 and the Note Purchase Agreement-2003, and consent to certain other transactions as more fully described herein; and

      WHEREAS, the Lender is willing to accede to such requests in reliance upon and in accordance with the terms, conditions, representations and warranties set forth in this Amendment.

      NOW THEREFORE, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

      1. DEFINITIONS. Unless otherwise specifically defined herein, each term used herein which is defined in the Original Credit Agreement shall have the meaning assigned to such term in the Original Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Original Credit Agreement shall from the date hereof refer to the Credit Agreement as amended hereby.

      2. EFFECTIVENESS OF AGREEMENT. The effectiveness of this Amendment is subject to the satisfaction and occurrence of the following conditions precedent:

            (a) The Lender shall have received the following documents in form and substance satisfactory to the Lender:

                  (i)   Executed counterparts of this Amendment;

                  (ii) Executed copies of a consent to this Amendment duly executed by each Guarantor party to the Master Guaranty;

                  (iii) The Fifth Amendment dated as of the date hereof to the Note Purchase Agreement-1997 (the "1997 NPA Amendment") and the Second Amendment dated as of the date hereof to the Note Purchase Agreement-2003 (the "2003 NPA Amendment"), duly executed and delivered by the Borrower and the requisite noteholders thereunder needed to approve such amendments and such agreements shall be in form and substance satisfactory to the Lender;

                  (iv) Copies of (a) the resolutions of the Borrower approving and authorizing the 1997 NPA Amendment and the 2003 NPA Amendment, certified by the Secretary or Assistant Secretary of the Borrower, and (b) any other certificates, documents, consents or

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      opinions delivered by any Borrower Party in connection with the 1997 NPA
      Amendment and the 2003 NPA Amendment; and

                  (v) Such other assurances, certificates, documents, consents or opinions as the Lender reasonably may require.

            (b) The Lender shall have received payment from Borrower of the amendment fee set forth in that certain fee letter dated as of the date hereof among the Borrower and the Lender.

            (c) The Borrower shall have paid the fees, costs and expenses of Bryan Cave LLP, special counsel to the Lender, incurred in connection with the consummation of the transactions contemplated by this Amendment.

      3. AMENDMENTS TO CREDIT AGREEMENT. Subject to the terms and conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

            (a) The defined term "Maturity Date" in Section 1.01 of the Credit Agreement is amended by replacing the date "September 12, 2005" with "March 31, 2006".

            (b)   The defined term "Note Purchase Agreement-1997" in Section
      1.01 of the Credit Agreement is amended and restated in its entirety as follows:

            "Note Purchase Agreement-1997" means the Note Purchase Agreement dated as of February 14, 1997, as amended to and including March 15, 2005, among Company and other parties signatory thereto under which Company issued certain 7.88% Senior Notes, Series A, due February 14, 2007, of $110,000,000 aggregate principal amount; provided, however, that, except with respect to Section 8.01(f) of this Agreement (which is a cross default to other Indebtedness, including the Note Purchase Agreement-1997 as in effect from time to time), after March 15, 2005, no amendments to, or waivers of, the terms, conditions and definitions of the Note Purchase Agreement-1997 referred to or incorporated by reference herein shall be deemed to amend or waive such terms, conditions and definitions for purposes of this Agreement unless Lender separately agrees or consents thereto hereunder. The terms, conditions and definitions referred to or incorporated by reference herein will survive termination, restatement or cancellation of the Note Purchase Agreement-1997 for purposes of this Agreement (other than Section 8.01(f)).

            (c)   The defined term "Note Purchase Agreement-2003" in Section
      1.01 of the Credit Agreement is amended and restated in its entirety as follows:

            "Note Purchase Agreement-2003" means the Note Purchase Agreement dated as of April 24, 2003, as amended to and including March 15, 2005, among Company and other parties signatory thereto under which Company issued certain 5.29% Senior Notes, Series 2003-A, due April 24, 2013, of $65,000,000 aggregate principal amount; provided, however, that, except with respect to Section 8.01(f) of this Agreement (which is a cross default to other Indebtedness, including the Note Purchase Agreement-2003 as in effect from time to time), after March 15, 2005, no amendments to, or waivers of, the terms, conditions and definitions of the Note Purchase Agreement-2003 referred to or incorporated by reference herein shall be deemed to amend or waive such terms, conditions and

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            definitions for purposes of this Agreement unless Lender separately agrees or consents thereto hereunder. The terms, conditions and definitions referred to or incorporated by reference herein will survive termination, restatement or cancellation of the Note Purchase Agreement-2003 for purposes of this Agreement (other than Section 8.01(f)).

            (d) Section 1.01 of the Credit Agreement is amended by adding the following defined term:

            "Unrestricted Cash Balance" means as of any date of determination for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of cash and cash equivalents (excluding any restricted cash balances or other retainage deposits), determined in accordance with GAAP.

            (e) Section 2.03(j) of the Credit Agreement is amended by replacing the phrase "two and one-fourth percent (2.25%)" with the phrase "two and one-half percent (2.50%)".

            (f) Section 2.08(a) of the Credit Agreement is amended by replacing the phrase "four-tenths of one percent (0.40%)" with the phrase "one-half of one percent (0.50%)".

            (g) Section 7 of the Credit Agreement is amended by adding the following subsection at the end thereof:

            "7.05 MINIMUM CASH BALANCE. Permit, at any time, the Unrestricted Cash Balance to be less than $50,000,000 (or its equivalent in any other currency or currencies)."

            (h) Exhibit B to the Credit Agreement is replaced in its entirety with Annex A attached hereto.

      4.    WAIVERS AND CONSENTS.

            (a)   Borrower has notified Lender that Borrower has violated
Section 10.2 (Fixed Charges Coverage Ratio) of the Note Purchase Agreement-1997 for the December 31, 2004 calculation date, which has given rise to an Event of Default under Section 8.01(f) of the Credit Agreement (the "Covenant Default"). Borrower has requested that the Lender waive the Covenant Default, and the Lender hereby waives the Covenant Default.

            (b) Borrower has notified the Lender that Insituform Technologies Limited, a foreign Subsidiary of the Borrower which is incorporated in England and Wales ("ITL"), entered into a joint venture agreement with Environmental Techniques Limited, a Northern Ireland company ("ETL") during calendar year 2004, pursuant to which ITL and ETL agreed to form Insituform Environmental Techniques Limited, a Northern Ireland company ("IETL"), for the purpose of promoting, marketing and distributing trenchless inspection, repair and installation services in Northern Ireland and the Republic of Ireland. ITL has entered into a subscription agreement for the purchase of 49.9% of the share capital of IETL for (pound)499 (the "IETL Shares"). The Lender hereby waives compliance with Section 7.01 of the Credit Agreement solely to the extent necessary to waive any Default or Event of Default arising out of or relating to the Borrower's subscription to purchase the IETL Shares, and the Lender hereby consents to the purchase of

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the IETL Shares by the Borrower pursuant to the subscription agreement provided that the consideration for such purchase shall not exceed (pound)499.

            (c) Subject to the terms and conditions set forth herein, the Lender hereby consents to the execution and delivery by the Borrower of the 1997 NPA Amendment and the 2003 NPA Amendment.

            (d) The waivers and consents contained in this Section 4 are specific in intent and are valid only for the specific purpose for which given. Nothing contained herein obligates the Lender to agree to any additional waivers of or consents to any provisions of any of the Loan Documents. The waivers contained in this Section 4 are waivers of those items set forth in subsections
(a) and (b) of this Section 4 only and shall not operate as a waiver of Lender's right to exercise remedies resulting from (i) existing and/or continuing Defaults or Events of Default of which Lender is not actually aware, or (ii) other future Defaults or Events of Default, whether or not of a similar nature and whether or not known to Lender.

      5.    NOTICE ADDRESS. The notice address of the Lender for purposes of
Section 10.02 of the Credit Agreement shall be as follows:

            Bank of America, N.A.
            MO1-800-12-01
            800 N. Market Street, 12th Floor
            St. Louis, MO 63101
            Attention: Jason R. Hickey
                       Senior Vice President
            Telephone: (314) 466-6811
            Facsimile: (314) 466-6499
            Email: jason.hickey@bankofamerica.com

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            With a copy to:

            Harold R. Burroughs, Esq.
            Bart D. Wall, Esq.
            Bryan Cave LLP
            One Metropolitan Square, Suite 3600
            St. Louis, Missouri 63102-2750
            Telephone: (314) 259-2000
            Facsimile: (314) 259-2020
            Email: hrburroughs@bryancave.com
                   bdwall@bryancave.com

      6. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to the Lender that (i) the Borrower's execution of this Amendment has been duly authorized by all requisite action of the Borrower; (ii) no consents are necessary from any third parties for the Borrower's execution, delivery or performance of this Amendment, (iii) each of this Amendment, the Credit Agreement and any other Loan Documents to which a Borrower Party is a party constitute the legal, valid and binding obligations of such Borrower Party, enforceable against such Borrower Party in accordance with its terms, except to the extent that the enforceability thereof against such Borrower Party may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) the representations and warranties of the Borrower contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (v) after giving effect to this Amendment, there is no Default or Event of Default under the Credit Agreement.

      7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law of the State of Missouri applicable to agreements made and to be performed entirely within such state; provided that Lender shall retain all rights arising under Federal law.

      8. SECTION TITLES. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

      9. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

      10. STATUTORY NOTICE - ORAL COMMITMENTS. Nothing contained in the following notice shall be deemed to limit or modify the terms of the Loan
Documents:

      ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

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         11. POST-CLOSING ACTION. Notwithstanding anything to the contrary set forth herein, the Borrower covenants and agrees to deliver to the Lender a copy of the resolutions of the Board of Directors of Borrower, duly adopted, which authorize and ratify the execution, delivery and performance of this Amendment and the other documents executed pursuant to or in connection with this Amendment, certified by the Secretary or Assistant Secretary of the Borrower. Borrower agrees that the failure by Borrower to deliver such resolutions to Lender on or before March 31, 2005 shall constitute an Event of Default under the Credit Agreement and each of the other Loan Documents and the obligation of the Lender to make additional Loans or issue Letters of Credit shall terminate without any further action by the Lender.

            [The remainder of this page is intentionally left blank.]

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      IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

                                    INSITUFORM TECHNOLOGIES, INC.

                                    By: /s/ Christian G. Farman
                                        --------------------------------------
                                        Christian G. Farman
                                        Senior Vice President, Chief Financial
                                        Officer and Assistant Secretary

                                    BANK OF AMERICA, N.A.

                                    By: /s/ Jason R. Hickey
                                        --------------------------------------
                                        Jason R. Hickey
                                        Senior Vice President